SUPPLEMENT TO THE
FIDELITY INSTITUTIONAL
SHORT-INTERMEDIATE GOVERNMENT FUND (FORMERLY FIDELITY INSTITUTIONAL SHORT-INTERMEDIATE GOVERNMENT PORTFOLIO - CLASS I)
PROSPECTUS
DATED JANUARY 19, 1996
   Effective September 30, 1996, the following information replaces the similar information in the "Selling Shares in Writing" discussion in the "How to Sell Shares" section on page P-14 of the fund's prospectus.
Mail your letter to the following address:
     Fidelity Investments
  P.O. Box 770002
  Cincinnati, OH 45277-0081